                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   May 26, 1999

                         LA JOLLA PHARMACEUTICAL COMPANY
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         Delaware                    0-24274              33-0361285
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     (STATE OR OTHER               (COMMISSION          (I.R.S. EMPLOYER
     JURISDICTION OF               FILE NUMBER)         IDENTIFICATION NO.)
      INCORPORATION)

   6455 Nancy Ridge Drive  San Diego, CA                    92121
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 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (619) 452-6600

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.     OTHER EVENTS

            On May 26, 1999, La Jolla Pharmaceutical Company issued a press release announcing the extension by one year of the life of the Company's warrants and an option, granted to the underwriter of the Company's initial public offering, to purchase shares of the Company's common stock and warrants.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            Pursuant to General Instruction F of Form 8-K, the following document is incorporated by reference herein and attached as an exhibit hereto:

            EXHIBIT     DESCRIPTION
            -------     -----------
            99.1        La Jolla Pharmaceutical Company press release of May 26,
                        1999 regarding the Company's extension by one year of
                        the life of the Company's warrants and an underwriter
                        option to purchase shares of the Company's common stock
                        and warrants.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       La Jolla Pharmaceutical Company
                                              (Registrant)

Date: May 27, 1999                     By:  /s/ Wood C. Erwin
                                            ------------------------------------
                                                (Signature)

                                       Name:  Wood C. Erwin
                                       Title: Chief Financial Officer
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                         LA JOLLA PHARMACEUTICAL COMPANY

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                                 EXHIBIT
-------                                -------
99.1        La Jolla Pharmaceutical Company press release of May 26, 1999 regarding the Company's extension by one year of the life of the
            Company's warrants and an underwriter option to purchase shares of the Company's common stock and warrants.